UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

FLAGSHIP GLOBAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-38030	26-4033740
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Hill Crescent Worcester Park, Surrey, England KT4 8NA
(address of principal executive offices)	(zip code)

020 8949 2259
(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements that involve risks and uncertainties. We use words, such as “anticipate”, “believe”, “plan”, “expect”, “future”, “intend”, and similar expressions to identify such forward-looking statements. Investors should be aware that all forward-looking statements contained within this filing are good faith estimates of management as of the date of this filing.  Certain of the statements included in this Current Report on Form 8-K constitute “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. In particular, they include statements relating to future actions and strategies of the Company. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s reports filed with the SEC.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 10, 2018, Flagship Global Corporation, (the “Company”) completed an acquisition of 57.5% majority interest in GEM Holdings Ltd., ("GEM"), a business currently mining high grade metallurgical coal in Virginia, USA. The Company has agreed to issue 101,759,583 new shares of common stock to the shareholders of GEM in consideration for the acquisition of the initial 57.5% interest in GEM. A copy of the share purchase agreement is attached to this report as Exhibit 2.1 and is incorporated herein as reference.

 Item 5.01 Changes in Control of Registrant.

 Pursuant to the completion of acquisition of GEM as described in Item 2.01 and referenced herein, a change in control occurred whereas Steven Moscicki and David Winduss collectively own and control 70% of the issued and outstanding shares of the Company’s common stock.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Title
2.1	Share Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Flagship Global Corporation

(Registrant)

By: /s/ Gary Richard Brown
Gary Richard Brown,
Chief Executive Officer, Chief Financial Officer, President, and Director
Dated: May 16, 2018